UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2017

Ecoark Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 S Pinnacle Hills Parkway, Suite 220, Rogers AR	72758
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (479) 259-2977

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 18, 2017, Ecoark Holdings, Inc. (the “Company”) entered into an exchange agreement (the “Exchange Agreement”) with Zest Labs, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company (“Zest”), 440labs, Inc., a Massachusetts corporation (“440labs”), SphereIt, LLC, a Massachusetts limited liability company (“SphereIt”) and three of 440labs’ executive employees. Pursuant to the Exchange Agreement, the Company will acquire all of the shares of 440labs in exchange for 300,000 shares of the Company’s common stock (the “Transaction”) issued to SphereIt.

440labs is a cloud and mobile software developer which, after the Transaction, will become a subsidiary of Zest. 440labs’ three executive employees signed employment agreements pursuant to which each of the three executive employees received 100,000 shares of the Company’s common stock, will be employed by Zest and provide Zest with development and runtime operations expertise to help expand the depth and breadth of Zest Fresh deployments. 440labs has been a development partner of Zest for more than four years, contributing to the development of Zest’s scalable enterprise cloud solutions and mobile applications.

The Exchange Agreement contains customary representations and warranties, closing conditions and indemnification provisions. In connection with the issuance of the shares of common stock pursuant to the Exchange Agreement, the Company relied on Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On May 23, 2017, the Company completed the Transaction whereby it acquired 440labs. The information included in Item 1.01 is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 is incorporated herein by reference.

Item 8.01.	Other Events.

On May 24, 2017, the Company issued a press release regarding the Transaction described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	10.1	Exchange Agreement, dated May 18, 2017
	10.2	Form of Employment Agreement
	99.1	Press Release, dated May 24, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2017	ECOARK HOLDINGS, INC.

	By:	/s/ Jay Puchir
	Name:	Jay Puchir
	Title:	Chief Executive Officer

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